Destra Investment Trust
Destra Dividend Total Return Fund
 Destra Flaherty & Crumrine Preferred and Income Fund
Destra Focused Equity Fund
 Destra Wolverine Alternative Opportunities Fund
(the “Funds”)

Supplement to Each Fund’s Prospectus and Statement of Additional Information

November 23, 2016

Notwithstanding anything to the contrary in each Fund’s Prospectus or Statement of Additional Information:
1. Removal of Contingent Deferred Sales Charge for Class A Shares
Effective December 1, 2016, Class A shares of the Funds purchased without an initial sales charge will no longer be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 12 months of purchase.  All references to the application of a CDSC to Class A shares of the Funds are hereby deleted in their entirety.
2. Reduction of Minimum Investment for Class I Shares
Effective December 1, 2016, the minimum investment required to purchase Class I shares of the Funds has been lowered from $1,000,000 to $100,000.
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Please Keep this Supplement with Your Fund’s Prospectus and Statement of
Additional Information for Future Reference